                              EMPLOYMENT AGREEMENT

         Agreement dated as of March 24, 1995, by and between Jenna Lane, Inc., a Delaware corporation with offices at 5 Whistler Way, Marlboro, New Jersey 07746 (the "Corporation") and Mitchell Dobies, residing at 5 Whistler Way, Marlboro, New Jersey 07746 (the "Executive").

         It is agreed as follows:

         1.  Employment and Duties.

                  (a) The Corporation hereby employs the Executive, and the Executive hereby accepts employment by the Corporation, as President and Chief Executive Officer of the Corporation, and shall report directly to the Board of Directors of the Corporation. As such, Executive shall perform duties and functions and assume and discharge those responsibilities which are otherwise usually performed by persons holding his title with the Corporation and shall perform such other duties as may be assigned to him from time to time by the President, including, without limitation, development and management of an Imports Division of the Corporation.

                  (b) The Executive shall devote his full time to the business and affairs of the Corporation, shall use his best efforts to promote the interests of the Corporation and its affiliates, and shall discharge his responsibilities in a diligent and faithful manner, consistent with sound business practices. The Executive shall not engage in any other employment or business activity, except the supervision of his private investments.

         2.  Compensation.

                  (a) Salary. As payment in full for all services to be rendered by the Executive during the term hereof, the Corporation shall pay the Executive, and the Executive shall accept, an annual salary at the rate of Two Hundred Thousand Dollars ($200,000) per year. The Corporation, acting by its Board of Directors, may, in its sole and absolute discretion, increase the salary of the Executive during the term hereof. Such salary shall be payable in equal weekly installments or as otherwise agreed upon by the Corporation and the Executive.

                  (b) Fringe Benefits. The Corporation shall provide the Executive with perquisites consistent with those provided to other senior executives of the Corporation, to the extent so provided, including, without limitation, health insurance for him and his dependents (or reimburse him for reasonable cost which he incurs himself with respect thereto), disability, life and accident insurance, pension, profit sharing, stock option, stock bonus or other employee benefit plans. The Corporation also shall provide Executive with a $2,500 per month expense allowance which Executive shall utilize for business expenses related to the business of the Corporation.

                  (c) Participation in Bonus Pool. The Board of Directors shall include Executive in the distribution of an aggregate, to all executives of the Corporation who may participate, of twelve and one-half percent (12-1/2%) of the net income before taxes of the Corporation for each fiscal year of the Corporation during the term hereof (the "Bonus Pool"), payable once annually at such time as the Board of Directors shall determine. That portion of the Bonus Pool which shall be payable to Executive shall be in the sole discretion of the Board of Directors.

                  (d) Issuance of Performance Shares. Upon the execution and delivery hereof, the Corporation shall issue and deliver to Executive an aggregate of 117,000 shares (the "Performance Shares") of Common Stock, par value $.01 per share, of the Corporation (the "Common Stock"). The Performance Shares, upon issuance, shall be validly issued and fully paid shares of Common Stock of the Corporation, provided, however, that (i) one-third of the Performance Shares shall be repurchased by the Corporation for the par value thereof in the event that the Corporation does not achieve net income before taxes of at least $1.5 million during the period of April 1, 1995 through March 31, 1996, (ii) one-third of the Performance Shares shall be repurchased by the Corporation for the par value thereof in the event that the Corporation does not achieve net income before taxes of at least $2.2 million during the period of April 1, 1996 through March 31, 1997, (iii) one-third of the Performance Shares shall be repurchased by the Corporation for the par value thereof in the event that the Corporation does not achieve net income before taxes of at least $3.0 million during the period of April 1, 1997 through March 31, 1998; (iv) all of which Performance Shares shall be repurchased by the Corporation for the par value thereof upon termination of Executive's employment hereunder in the event that Executive's employment shall terminates prior to March 31, 1996; (v) two-thirds of which Performance Shares shall be repurchased by the Corporation for the par value thereof upon termination of Executive's employment hereunder in the event that Executive's employment shall terminate prior to March 31, 1997; and (vi) one-third of which Performance Shares shall be repurchased by the Corporation for the par value thereof upon termination of Executive's employment hereunder in the event that Executive's employment shall terminate prior to March 31, 1998. This provision shall survive any termination of this Agreement.

         3. Term of Employment. The term of employment of the Executive hereunder shall commence as of the date hereof and shall continue for the one year period thereafter (the "Initial Term"), provided that this Agreement shall be deemed renewed on a year to year basis (each a "Renewal Term") on the same terms hereof in the event that neither party gives the other written notice of its intent to terminate this Agreement at least 60 days prior to the expiration of the Initial Term or Renewal Term, as the case may be.

         4.  Termination of Employment.

                  (a) The Executive's employment shall terminate upon expiration of this Agreement as provided in Section 3 or upon the death of the Executive, and may be terminated immediately, at the option of the Board of Directors of the Corporation, if the Executive suffers a Disability or in case of Cause. "Disability" shall mean such physical or mental disability or incapacity of the Executive as, in the good faith determination of the Board of Directors, has prevented him from performing substantially all his duties hereunder during any period of 60 consecutive days or 90 days in any six-month period. "Cause" shall mean, in the good faith determination of the Board of Directors, malfeasance, dishonesty or gross negligence by the Executive, commission by the Executive of any felony or crime involving moral turpitude, or such behavior as might cause material harm to the Corporation.

                  (b) During any Renewal Term only, the Executive's employment with the Corporation may be terminated for any other reason by the Corporation upon 30 days' notice to the Executive, in which event the Corporation shall pay to the Executive three months' severance upon the effectiveness of such termination.

                  (c) On the termination of Executive's employment pursuant to
Section 3 or this Section 4, the Corporation shall cease to have any obligation to pay any compensation to the Executive (except for any compensation earned prior to the date of termination or the severance referred to in clause (b) above).

         5.  Non-Competition; Confidentiality; Inventions.

                  (a) The Executive shall not, at any time during the period of his employment by the Corporation or (i) within one (1) year after termination of his employment, if termination is a result of Executive's resignation or termination or a result of termination for Cause, or (ii) within 90 days after termination of employment, if termination is a result of termination by the Corporation not for Cause (such period, as applicable, the "Restriction Period"), in either case directly or indirectly, solicit or permit any business of which he is an owner, partner, shareholder or executive to solicit any employee of the Corporation or any of its affiliates to leave its employ or join the employ of another, then or at a later time.

                  (b) The Executive shall not, at any time during the period of his employment by the Corporation or during the Restriction Period, in either case directly or indirectly, engage in or be interested (as owner, member, partner, shareholder, employee, director, officer, manager, agent, consultant or otherwise) in any firm or corporation which engages in any business which competes, directly or indirectly, with the business of the Corporation; provided that the ownership of two percent or less of a publicly-traded class of securities shall not be deemed a violation of the foregoing covenant.

                  (c) The Executive shall not, directly or indirectly, either during the term of this Agreement or thereafter, disclose to any person, firm or corporation or use (except in the regular course of the Corporation's business) any confidential information of any type that he shall have acquired as a result of his employment with the Corporation, unless such information has been first published voluntarily and intentionally by the Corporation, or unless such disclosure is required by law. Promptly after termination of his employment hereunder, the Executive will surrender to the Corporation any and all lists, manuals, books and records of or relating to the business of the Corporation, all copies of the former, whether in use or not, and all other property belonging to the

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

Corporation.

                  (d) The Executive agrees to make prompt and complete disclosure of every invention (whether or not patentable), process, product, apparatus, plan, system or improvement which he conceives or makes, and any patent application which he files, during the period of his employment by the Corporation or during the Restriction Period, which pertain to the Corporation's present or then contemplated field of business. The Executive further agrees that every said invention, process, product, apparatus, plan, system, improvement and filing which relates to the Corporation's present or then contemplated field of business shall be the sole and exclusive property of the Corporation but without expense to himself, he will execute any and all proper applications for patents, copyrights and trademarks, assignments and other instruments which the Corporation shall deem necessary or convenient to perfect its title in said property or to otherwise protect its interest therein in the United States or foreign countries, and render aid and assistance to the Corporation in any litigation or other proceeding pertaining to said property.

                  (e) The provisions contained in this Section 5 as to the time periods, scope of activities, persons or entities affected, and territories restricted shall be deemed divisible so that, if any provision contained in this
Section is determined to be invalid or unenforceable, such provisions shall be deemed modified so as to be valid and enforceable to the full extent lawfully permitted.

                  (f) The Executive acknowledges that the provisions of this
Section 5 are reasonable and necessary for the protection of the Corporation and that the Corporation will be irrevocably damaged if such covenants are not specifically enforced. Accordingly, the Executive agrees that the Corporation will be entitled to injunctive relief for the purpose of restraining the Executive from violating such covenants in addition to any other relief to which the Corporation may be entitled under this Agreement.

         6. Representations and Warranties of Executive. Executive represents and warrants to the Corporation that (a) Executive is under no contractual or other restriction or obligation which is inconsistent with the execution, delivery and performance under this Agreement or the other rights of the Corporation hereunder, and (b) Executive is under no physical or mental disability that would hinder his performance of duties under this Agreement.


         7.  Miscellaneous.

                  (a) This Agreement shall be governed by and be construed in accordance with the law of the State of Delaware applicable to contracts made and to be performed in that state.

                  (b) The Executive may not assign his rights or obligations under this Agreement, or a participation in such rights and obligations, to any person.

                  (c) All notices and other communications under this Agreement shall be in writing

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

and shall be considered given only when delivered personally against written receipt therefor, mailed by registered mail (return receipt requested), or sent by expedited or overnight delivery service with return receipt, or sent by telecopier with confirmed receipt, to the party to receive notice at the addresses first set forth above, or such other address as either party may, upon ten (10) days' written notice, direct.

                  (d) Each of the parties hereto shall hereafter, at the request of either party hereto, execute and deliver such further documents and agreements, and do such further acts and things as may be necessary or expedient to carry out the provisions of this Agreement.

                  (e) The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement. Any waiver must be in writing.

                  (f) This Agreement constitutes a complete statement of all of the arrangements between the parties as of the date hereof with respect to the matters contemplated hereby, supersedes all prior agreements and understandings between them, and cannot be changed or terminated orally.

                  (g) The headings in this Agreement are intended solely for convenience of reference and shall not be given any effect in the construction or interpretation of this Agreement.

                  (h) This Agreement shall inure to the benefit of, and be binding upon, the heirs and personal representatives of the Executive and any successor to the Corporation including, but not limited to, any successor by merger or consolidation to the Corporation's business and assets.

                  IN WITNESS WHEREOF, the undersigned have set their hands hereto as of the date first above written.

                                     JENNA LANE, INC.



                                     By:______________________________
                                           Mitchell Dobies, President



                                     _________________________________
                                     MITCHELL DOBIES

                        AMENDMENT TO EMPLOYMENT AGREEMENT

         Amendment to Employment Agreement dated as of March 24, 1995, by and between Jenna Lane, Inc., a Delaware corporation with offices at 5 Whistler Way, Marlboro, New Jersey 07746 (the "Corporation") and Mitchell Dobies, residing at 5 Whistler Way, Marlboro, New Jersey 07746 (the "Executive").

         WHEREAS, the Corporation and the Executive entered into that certain Employment Agreement, dated as of March 24, 1995, providing for the employment of the Executive by the Corporation (the "Employment Agreement"); and

         WHEREAS, the Corporation and the Executive desire to amend the Employment Agreement pursuant to the terms and conditions hereof.

         NOW, THEREFORE, in consideration of the mutual covenants and provisions hereof, it is agreed as follows:

         1. Section 2(d) of the Employment Agreement is hereby amended to read as follows in its entirety:

                  (d) Issuance of Performance Shares. Upon the execution and delivery hereof, the Corporation shall issue and deliver to Executive an aggregate of 117,000 shares (the "Performance Shares") of Common Stock, par value $.01 per share, of the Corporation (the "Common Stock"). The Performance Shares, upon issuance, shall be validly issued and fully paid shares of Common Stock of the Corporation, provided, however, that (i) one-third of the Performance Shares shall be repurchased by the Corporation for the par value thereof in the event that the Corporation does not achieve net income before taxes of at least $1.5 million during the period of April 1, 1995 through March 31, 1996, (ii) one-third of the Performance Shares shall be repurchased by the Corporation for the par value thereof in the event that the Corporation does not achieve net income before taxes of at least $2.2 million during the period of April 1, 1996 through March 31, 1997,
         (iii) one-third of the Performance Shares shall be repurchased by the Corporation for the par value thereof in the event that the Corporation does not achieve net income before taxes of at least $3.0 million during the period of April 1, 1997 through March 31, 1998; (iv) all of which Performance Shares shall be repurchased by the Corporation for the par value thereof upon termination of Executive's employment hereunder in the event that Executive's employment shall terminates prior to March 31, 1996; (v) two-thirds of which Performance Shares shall be repurchased by the Corporation for the par value thereof upon termination of Executive's employment hereunder in the event that Executive's employment shall terminate prior to March 31, 1997; and
         (vi) one-third of which Performance Shares shall be repurchased by the Corporation for the par value thereof upon termination of Executive's employment hereunder in the event that Executive's employment shall terminate prior to March 31, 1998. Net income before taxes, for purposes of the foregoing calculations, will exclude any tax deduction obtained by the

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

         Company solely on account of the issuance of the Performance Shares and all similar Performance Shares issued to directors and members of management of the Company. This provision shall survive any termination of this Agreement.

         2. The Employment Agreement shall otherwise remain unchanged and in full force and effect.


         3. Miscellaneous.

                  (a) This Amendment Agreement shall be governed by and be construed in accordance with the law of the State of Delaware applicable to contracts made and to be performed in that state.

                  (b) The Executive may not assign his rights or obligations under this Amendment Agreement, or a participation in such rights and obligations, to any person.

                  (c) The failure of a party to insist upon strict adherence to any term of this Amendment Agreement on any occasion shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Amendment Agreement. Any waiver must be in writing.

                  (d) This Amendment Agreement constitutes a complete statement of all of the arrangements between the parties as of the date hereof with respect to the matters contemplated hereby, supersedes all prior agreements and understandings between them, and cannot be changed or terminated orally.

                  (e) This Amendment Agreement shall inure to the benefit of, and be binding upon, the heirs and personal representatives of the Executive and any successor to the Corporation including, but not limited to, any successor by merger or consolidation to the Corporation's business and assets.

                  IN WITNESS WHEREOF, the undersigned have set their hands hereto as of the date first above written.

                                     JENNA LANE, INC.



                                     By:______________________________
                                           Mitchell Dobies, President



                                     _________________________________
                                     MITCHELL DOBIES

                        AMENDMENT TO EMPLOYMENT AGREEMENT

         Amendment to Employment Agreement dated as of April 10, 1995, by and between Jenna Lane, Inc., a Delaware corporation with offices at 5 Whistler Way, Marlboro, New Jersey 07746 (the "Corporation") and Mitchell Dobies, residing at 5 Whistler Way, Marlboro, New Jersey 07746 (the "Executive").

         WHEREAS, the Corporation and the Executive entered into that certain Employment Agreement, dated as of March 24, 1995, as amended, providing for the employment of the Executive by the Corporation (the "Employment Agreement"); and

         WHEREAS, the Corporation and the Executive desire to further amend the Employment Agreement pursuant to the terms and conditions hereof.

         NOW, THEREFORE, in consideration of the mutual covenants and provisions hereof, it is agreed as follows:

         1. Section 2(c) of the Employment Agreement is hereby amended to read as follows in its entirety:

                  (c) Participation in Bonus Pool. The Board of Directors shall include Executive in the distribution of an aggregate, to all executives of the Corporation who may participate, of twelve and one-half percent (12-1/2%) of the net income before taxes of the Corporation, to the extent such net income before taxes exceeds one million dollars ($1,000,000) for each fiscal year of the Corporation during the term hereof (the "Bonus Pool"), payable once annually at such time as the Board of Directors shall determine. That portion of the Bonus Pool which shall be payable to Executive shall be in the sole discretion of the Board of Directors.

         2. The Employment Agreement shall otherwise remain unchanged and in full force and effect.


         3.  Miscellaneous.

                  (a) This Amendment Agreement shall be governed by and be construed in accordance with the law of the State of Delaware applicable to contracts made and to be performed in that state.

                  (b) The Executive may not assign his rights or obligations under this Amendment Agreement, or a participation in such rights and obligations, to any person.

                  (c) The failure of a party to insist upon strict adherence to any term of this Amendment Agreement on any occasion shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Amendment Agreement. Any waiver must be in writing.

                  (d) This Amendment Agreement constitutes a complete statement of all of the arrangements between the parties as of the date hereof with respect to the matters contemplated hereby, supersedes all prior agreements and understandings between them, and cannot be changed or terminated orally.

                  (e) This Amendment Agreement shall inure to the benefit of, and be binding upon, the heirs and personal representatives of the Executive and any successor to the Corporation including, but not limited to, any successor by merger or consolidation to the Corporation's business and assets.

                  IN WITNESS WHEREOF, the undersigned have set their hands hereto as of the date first above written.

                                     JENNA LANE, INC.



                                     By:______________________________
                                           Mitchell Dobies, President



                                     _________________________________
                                     MITCHELL DOBIES

                        AMENDMENT TO EMPLOYMENT AGREEMENT

         Amendment to Employment Agreement dated as of March 23, 1996, by and between Jenna Lane, Inc., a Delaware corporation with offices at 1407 Broadway, Suite 1801, New York, New York 10017 (the "Corporation") and Mitchell Dobies, residing at 5 Whistler Way, Marlboro, New Jersey 07746 (the "Executive").

         WHEREAS, the Corporation and the Executive entered into that certain Employment Agreement, dated as of March 24, 1995, providing for the employment of the Executive by the Corporation, which Agreement was amended pursuant to that certain Amendment to Employment Agreement dated as of March 24, 1995 and further amended pursuant to that certain Amendment to Employment Agreement dated as of April 10, 1995 (collectively, the "Employment Agreement"), initially capitalized terms not otherwise defined herein having their respective meanings as set forth in the Employment Agreement; and

         WHEREAS, the Corporation and the Executive desire to further amend the Employment Agreement pursuant to the terms and conditions hereof.

         NOW, THEREFORE, in consideration of the mutual covenants and provisions hereof, it is agreed as follows:

         1. Section 2(a) of the Employment Agreement is hereby amended to provide that Executive's annual salary shall be at the rate of Two Hundred Twenty-Five Thousand Dollars ($225,000) per year. Section 2(b) of the Employment Agreement is hereby amended to provide that Executive's expense allowance shall be equal to $3,500 per month.

         2. Section 2(d) of the Employment Agreement is hereby amended to read as follows in its entirety:

                  (d) Issuance of Performance Shares. Upon the execution and delivery hereof, the Corporation shall issue and deliver to Executive an aggregate of 117,000 shares (the "Performance Shares") of Common Stock, par value $.01 per share, of the Corporation (the "Common Stock"). The Performance Shares, upon issuance, shall be validly issued and fully paid shares of Common Stock of the Corporation, provided, however, that (i) two-thirds of the Performance Shares shall be repurchased by the Corporation for the par value thereof in the event that the Corporation does not achieve net income before taxes of at least $2.1 million during the period of April 1, 1996 through March 31, 1997, (ii) one-third of the Performance Shares shall be repurchased by the Corporation for the par value thereof in the event that the Corporation does not achieve net income before taxes of at least $3 million during the period of April 1, 1997 through March 31, 1998;
         (iii) two-thirds of which Performance Shares shall be repurchased by the Corporation for the par value thereof upon termination of Executive's employment hereunder in the event that Executive's employment shall terminate prior to March 31, 1997; and (iv) one-third of which Performance Shares shall be repurchased by the Corporation for the par value thereof upon termination of Executive's employment hereunder in the event that Executive's employment shall terminate prior to March 31, 1998. Net income before taxes, for purposes of the foregoing calculations, will exclude any tax deduction obtained by the Company solely on account of the issuance of the Performance Shares and all similar Performance Shares issued to directors and members of management of the Company. This provision shall survive any termination of this Agreement.

         3. A new Section 2(e) shall be added, as follows:

                           (e) Additional Minimum Bonus. In addition to the
                  compensation described above, Executive shall receive, on or before March 1, 1997 and, in the event that there shall be a Renewal Term, on or before March 1, 1998 and on or before March 1, 1999, a bonus in such amount as the Board of Directors shall determine, but in no event less than $15,000 on each such occasion.

         4. Section 3 of the Employment Agreement is hereby amended by replacing the words "one year period" in line 2 thereof with the words "two year period".

         5. The Employment Agreement shall otherwise remain unchanged and in full force and effect.

         6.  Miscellaneous.

                  (a) This Amendment Agreement shall be governed by and be construed in accordance with the law of the State of Delaware applicable to contracts made and to be performed in that state.

                  (b) The Executive may not assign his rights or obligations under this Amendment Agreement, or a participation in such rights and obligations, to any person.

                  (c) The failure of a party to insist upon strict adherence to any term of this Amendment Agreement on any occasion shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Amendment Agreement. Any waiver must be in writing.

                  (d) This Amendment Agreement constitutes a complete statement of all of the arrangements between the parties as of the date hereof with respect to the matters contemplated hereby, supersedes all prior agreements and understandings between them, and cannot be changed or terminated orally. This Amendment Agreement may be executed in any number of counterparts, each of which shall be deemed an original and which together shall constitute one and the same agreement.

                  (e) This Amendment Agreement shall inure to the benefit of, and be binding upon, the heirs and personal representatives of the Executive and any successor to the Corporation including, but not limited to, any successor by merger or consolidation to the Corporation's business and assets.

                  IN WITNESS WHEREOF, the undersigned have set their hands hereto as of the date first above written.

                                     JENNA LANE, INC.

                                     By:______________________________________
                                        Charles Sobel, Executive Vice President



                                     _________________________________________
                                     MITCHELL DOBIES